UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 2, 2008 (July 1, 2008)

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

           On July 1, 2008, MDU Resources Group, Inc. (the "Company") issued a press release announcing that it has entered into a definitive merger agreement to acquire Intermountain Gas Company (“Intermountain”) subject to various regulatory reviews, as well as antitrust clearance under the Hart-Scott-Rodino Antitrust Improvements Act, and the satisfaction of other customary closing conditions.  A copy of the press release is incorporated by reference herein and is attached as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

99	Press release issued July 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.
Date July 2, 2008	By	/s/ Doran N. Schwartz
Doran N. Schwartz Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press release issued July 1, 2008.